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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 31, 1997
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                             WESTERN ATLAS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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                 (State of Other Jurisdiction of Incorporation)


               1-12430                                    95-3899675
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      (Commission File Number)                 (IRS Employer Identification No.)


10205 Westheimer Road  Houston, Texas                          77042-3115
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(Address of Principal Executive Offices)                        (Zip Code)

                               (713) 972-4000
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            (Registrant's Telephone Number, Including Area Code)

            360 North Crescent Drive Beverly Hills, CA 90210-4867
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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 31, 1997, Western Atlas Inc. (the "Registrant" or the "Company") distributed all of the issued and outstanding shares of common stock, par value $.01 per share ("UNOVA Common Stock"), of its then wholly-owned subsidiary UNOVA, Inc., a Delaware corporation ("UNOVA"). The distribution ("Distribution") was made in the form of a dividend to holders of record of the Company's common stock, par value $1.00 per share ("Company Common Stock"), at the close of business on October 24, 1997 (the "record date"). On October 31, 1997, holders of Company Common Stock on the record date were distributed one share of UNOVA Common Stock for each share of Company Common Stock owned. The aggregate tax basis of Company Common Stock issued prior to the record date shall be allocated, as a result of the Distribution, as follows: 78.1113% to Company Common Stock and 21.8887% to UNOVA Common Stock.

         The Registrant retains its Oilfield Services segment, but as a result of the Distribution no longer holds an interest in the industrial automation systems operations, which includes the automated data collection and manufacturing systems businesses. As a result of the Distribution, UNOVA is now an independent publicly-owned company.

         In connection with the Distribution, the Registrant and UNOVA entered into a number of agreements including a Distribution and Indemnity Agreement, a Tax Sharing Agreement, an Intellectual Property Agreement and an Employee Benefits Agreement, copies of which were included as exhibits to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997. Additional information concerning UNOVA and the Distribution is contained in UNOVA's Registration Statement on Form 10, as amended (File 001-13279), filed under the Securities Exchange Act of 1934.

         Alton J. Brann, the Company's Chairman and Chief Executive Officer prior to the Distribution, shall continue, after the Distribution, as the Company's non-executive Chairman and as UNOVA's Chairman and Chief Executive Officer. Similarly, Orion L. Hoch, a member of the Company's Board of Directors prior to the Distribution shall continue, after the Distribution, as a member of the Company's Board of Director and of UNOVA's Board of Directors. Upon the effectiveness of the Distribution, Steven B. Sample resigned as a member of the Company's Board of Directors to become a member of UNOVA'S Board of Directors and John R. Russell became a member of the Company's Board of Directors. Mr. Russell, the Company's Executive Vice-President and Chief Operating Officer of Oilfield Services prior to the Distribution became the President and Chief Executive Officer of the Company upon the Distribution.
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ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Pro Forma Financial Information:

             Pursuant to Item 7 of Form 8-K promulgated under the Securities Exchange Act of 1934, the pro forma financial information required by paragraph
(b)(1) of Item 7 of Form 8-K is not included in this initial report on Form 8-K. Said required pro forma financial information will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

(b)      Exhibits

           10.1 Distribution and Indemnity Agreement dated October 31, 1997, between Western Atlas Inc. and UNOVA, Inc., included as
                 Exhibit 10.18 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 (the "September 30, 1997 Form 10-Q") and incorporated herein by this reference.

           10.2 Tax Sharing Agreement dated October 31, 1997, between Western Atlas Inc. and UNOVA, Inc., included as Exhibit 10.19 to the Registrant's September 30, 1997 Form 10-Q and incorporated herein by this reference.

           10.3 Intellectual Property Agreement dated October 31, 1997, between Western Atlas Inc. and UNOVA, Inc. included as Exhibit
                 10.20 to the Registrant's September 30, 1997 Form 10-Q and incorporated herein by this reference.

           10.4  Employee Benefits Agreement dated October 31, 1997,
                 between Western Atlas Inc. and UNOVA, Inc.  included as
                 Exhibit 10.21 to the Registrant's September 30, 1997 Form 10-Q and incorporated herein by this reference.
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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             WESTERN ATLAS INC.
                                             (Registrant)



                                             By: /s/ William H. Flores
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                                                William H. Flores,
                                                Senior Vice President and
                                                Chief Financial Officer